As filed with the Securities and Exchange Commission on September 26, 1997

================================================================================
                                                       Registration No. 33-47508

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
    Pre-Effective Amendment No.                                              [ ]
    Post-Effective Amendment No. 6                                           [X]
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
         Amendment No. 8                                                     [X]
                        (Check appropriate box or boxes)


                           THE JENSEN PORTFOLIO, INC.
               (Exact Name of Registrant as Specified in Charter)

                    430 Pioneer Tower, 888 S.W. Fifth Avenue
                             Portland, OR 97204-2018
          (Address, including Zip Code, of Principal Executive Offices)

                                 (503) 274-2044
                                  800-221-4384
              (Registrant's Telephone Number, Including Area Code)

                                  Val E. Jensen
                    430 Pioneer Tower, 888 S.W. Fifth Avenue
                             Portland, OR 97204-2018
          (Name and Address, including Zip Code, of Agent for Service)

Approximate Date of Proposed Public Offering: Commenced on August 3, 1992, the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

 X   immediately upon filing pursuant to paragraph (b)
---
     on (date) pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (b)
---
     on (date) pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on (date) pursuant to paragraph (a)(2) of Rule 485

Please forward copies of communications to:

                                Robert J. Moorman
                                 Stoel Rives LLP
                         Suite 2300, 900 SW Fifth Avenue
                           Portland, Oregon 97204-1268


An indefinite number of shares of Registrant's Common Stock, $.001 par value, has been registered by this Registration Statement pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on or about July 17, 1997.


================================================================================

                           THE JENSEN PORTFOLIO, INC.

                              CROSS-REFERENCE SHEET
            Showing Location in Prospectus of Information Required by
                               Items of Form N-1A



Registration Statement Item No.
and Caption                                               Location in Prospectus
-------------------------------                           ----------------------

1   Cover Page............................................Inside Front Cover
                                                          Page

2   Synopsis..............................................Fund Expenses

3   Condensed Financial Information.......................Financial Highlights

4   General Description of Registrant.....................Inside Front Cover
                                                          Page; Investment
                                                          Objectives and
                                                          Policies; General
                                                          Information

5   Management of the Fund................................Management of the Fund

5A  Management's Discussion of Investment
    Performance...........................................Not Applicable
                                                          (Included in
                                                          Registrant's Annual
                                                          Report to
                                                          Shareholders)

6   Capital Stock and Other Securities....................Dividends,
                                                          Distributions and
                                                          Taxes; General
                                                          Information

7   Purchase of Securities Being Offered..................Management of the
                                                          Fund; Purchase of
                                                          Shares

8   Redemption or Repurchase..............................Redemption of Shares

9   Pending Legal Proceedings.............................Not Applicable

                           THE JENSEN PORTFOLIO, INC.



                                     PART A

                              -------------------

                                   PROSPECTUS
the JENSEN PORTFOLIO

PROSPECTUS

the JENSEN PORTFOLIO

                                   PROSPECTUS

                               September 26, 1997



                               430 Pioneer Tower
                             888 S.W. Fifth Avenue
                            Portland, OR 97204-2018
                                  503-274-2044
                                  800-221-4384


The Jensen Portfolio, Inc. (the "Fund") is an equity mutual fund with the principal investment objective of long-term capital appreciation. A secondary objective is to obtain dividend income that increases over time. To achieve these objectives, the Fund invests primarily in common stocks issued by approximately 20 companies that satisfy the stringent investment criteria specified in this Prospectus. The Fund sells and redeems its shares at net asset value ("NAV") without any sales charge, commission or redemption fee.



This Prospectus sets forth concisely the information about the Fund that investors should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") about the Fund, dated September 26, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Fund at the telephone number and address shown above. The SAI is incorporated by reference into this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




TABLE OF CONTENTS
                                     Page

Fund Expenses                           2
Financial Highlights                    2
Investment Objectives and Policies      3
Certain Risk Factors to be Considered   6
Management of the Fund                  6
Purchase of Shares                      8
Redemption of Shares                   10
Dividends, Distributions and Taxes     11
Allocation of Brokerage                12
Performance Information                12
General Information                    12

FUND EXPENSES


The following tables illustrate all expenses and fees that a shareholder of the Fund incurs. The expenses and fees set forth in the tables are fixed by contract, except that "other expenses" is an estimate. The purpose of these tables is to assist you in understanding the various costs and expenses that an investor in the Fund bears directly or indirectly. See "Redemption of Shares" and "Management of the Fund."



SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
   Maximum Sales Load
   Imposed on Purchases           None
   Maximum Sales Load Imposed
   on Reinvested Dividends        None
   Deferred Sales Load            None
   Redemption Fees(1)             None


ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)

   Management Fees, After Waiver(2)      .47%
   12b-1 Fees                            .00%
   Other Expenses                        .85%
   Total Fund Operating Expenses(2)     1.32%



(1) Redemptions paid by wire transfer are assessed the Transfer Agent's regular wire charge, which, at the date of this Prospectus, is $12.00.



(2) Jensen Investment Management, Inc., the investment adviser to the Fund (the "Investment Adviser"), has agreed to reimburse the Fund for its expenses or waive a portion of the Investment Adviser's management fees if, and to the extent that, the Fund's total operating expenses (including management fees and other regular expenses, but excluding brokerage commissions, taxes, organizational costs and other extraordinary items) exceed certain levels. See "Management of the Fund." In addition, the Investment Adviser has voluntarily agreed to reimburse the Fund for its expenses or waive management fees during the 1995, 1996 and 1997 fiscal years in order to keep "total fund operating expenses" at no more than 1.20 percent for 1995 and 1996 and through October 31, 1996 of the 1997 fiscal year, and at no more than 1.40 for the 1997 fiscal year after October 31, 1996 and the 1998 fiscal year. Without the voluntary reimbursement or waiver of $50,889 in fiscal 1995, $30,602 in fiscal 1996 and $4,043 in fiscal 1997, the "total fund operating expenses" in such fiscal years would have been 1.75, 1.49 and 1.35 percent, respectively. The Investment Adviser reserves the right to discontinue this policy at any time after May 31, 1998.


HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES*
-----------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming 5 percent annual return and redemption at the end of each time period:


   1 year  3 years  5 years  10 years
   ------  -------  -------  --------
    $13      $42      $72      $159


* This hypothetical example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed above under "Annual Fund Operating Expenses" remain the same in the years shown.

The above tables and the assumption in the example of a 5 percent annual return are required by regulations of the SEC that are applicable to all mutual funds. The assumed 5 percent annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

The example should not be considered a representation of past or future expenses, and the fund's actual expenses may be more or less than those shown. The actual expenses attributable to the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses.

FINANCIAL HIGHLIGHTS


The Fund's fiscal year begins on June 1 and ends on May 31. The following condensed financial information for 1997 and 1996 has been audited by Coopers and Lybrand, L.L.P., independent public accountants. The following condensed financial information for 1995, 1994 and 1993 has been audited by Deloitte & Touche, L.L.P., independent public accountants. The condensed financial information should be read in conjunction with the audited financial statements and related notes and the audit report on the financial statements issued by Coopers and Lybrand, L.L.P., which are included in the Fund's 1997 Annual Report to Shareholders and incorporated by reference into the Fund's SAI. Additional information about the performance of the Fund, including a discussion by the Investment Adviser about the Fund's performance, is contained in the Annual Report to Shareholders, which may be obtained upon request and without charge. The following presentation is for a share of capital stock outstanding throughout the period.

                                                                                                                     AUGUST 3,
                                                                                                                       1992(1)
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED                  THROUGH
                                            MAY 31, '97    MAY 31, '96    MAY 31, '95    MAY 31, '94              MAY 31, '93
                                           ------------    -----------    -----------   ------------              -----------

Per Share Data:
Net asset value,
  beginning of period                            $12.16          $9.94          $8.80          $9.36                   $10.00
Income from investment operations:
  Net investment income                            0.10           0.15           0.14           0.13                     0.09
  Net realized and unrealized
    gains (losses) on investments                  2.63           2.23           1.15         (0.56)                   (0.66)
                                                -------         ------        -------        -------                  -------
  Total from investment operations                 2.73           2.38           1.29         (0.43)                   (0.57)
                                                -------         ------        -------        -------                  -------
Less distributions:
  Dividends from net investment
    income                                       (0.10)         (0.15)         (0.15)         (0.13)                   (0.07)
  Distribution in excess of net
    investment income                            (0.01)         (0.01)             --             --                       --
                                                -------         ------        -------        -------                  -------
                                                 (0.11)         (0.16)         (0.15)         (0.13)                   (0.07)
                                                -------         ------        -------        -------                  -------
Net asset value,
  end of period                                  $14.78         $12.16          $9.94          $8.80                    $9.36
                                                =======        =======        =======        =======                  =======

Total return(2)                                  22.56%         24.14%         14.84%        (4.64)%                  (5.72)%
Supplemental data and ratios:
  Net assets, end of period                 $14,511,087    $11,257,030     $9,859,630     $8,808,717               $9,470,139
  Ratio of expenses to average
    net assets(3)                                 1.32%          1.20%          1.20%          1.13%                    0.89%
  Ratio of net investment income to
    average net assets(3)                         0.61%          1.23%          1.48%          1.36%                    1.54%
  Portfolio turnover rate                        24.50%         47.93%         11.27%          5.26%                    4.01%
  Average commission rate paid                  $0.0196        $0.0198

(1)  Commencement of operations.
(2)  Not annualized for the period August 3, 1992 through May 31, 1993.
(3) Annualized for the period August 3, 1992 through May 31, 1993. Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997, $30,602 for the year ended May 31, 1996, $50,889 for the year ended May 31, 1995, $54,481 for the year ended May 31, 1994, and $61,182 for the period August 3, 1992 through May 31, 1993, the ratio of expenses to average net assets would have been 1.35%, 1.49%, 1.75%, 1.72% and 1.97%, respectively, and the ratio of net income to average net assets would have been 0.58%, 0.94%, 0.93%, 0.77% and 0.25%, respectively.


INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
---------------------


The primary objective of the Fund is long-term capital appreciation. A secondary objective is to obtain dividend income that increases over time. To achieve its objectives, the Fund invests its available capital in equity securities (principally publicly traded common stocks) issued by approximately 20 companies ("Portfolio Companies") that satisfy the stringent investment criteria described in this Prospectus. Generally, each Portfolio Company must have consistently achieved high returns on equity for ten years, must have paid increasing dividends for five years or taken other measures having equivalent effect, must be in excellent financial condition, and must, in the opinion of Jensen Investment Management, Inc. (the "Investment Adviser"), be capable of sustaining its demonstrated competitive advantages. However, the Fund may sell all or part of its position in a Portfolio Company when the Investment Adviser has determined that the Portfolio Company should be replaced with another qualifying security that has a higher "opportunity factor" (as described under "Investment Strategy," below). In addition, the Fund must sell its entire position in a Portfolio Company when the Portfolio Company no longer meets the specified criteria, unless such failure is due to an extraordinary situation that the Investment Adviser believes will not have a material adverse impact on the Portfolio Company's operating performance. Certain risks are inherent in the ownership of any security, and there can be no assurance that the Fund's objectives will be achieved.



INVESTMENT STRATEGY
-------------------

The Fund strives to be fully invested at all times in publicly traded common stocks and other "Eligible Equity Securities" (as defined in "Fundamental Investment Policies" below) issued by Portfolio Companies that meet the criteria described below. "Fully invested" means that 100 percent of the Fund's net assets, or as close to 100 percent of the net assets as is practicable, will be invested in Eligible Equity Securities at all times. However, the Fund's Bylaws allow the Investment Adviser to retain all proceeds of newly issued shares in "Cash or Cash Equivalents" (as defined in "Fundamental Investment Policies" below) for up to 30 days after receipt, and to retain as much as 10 percent of the Fund's other net assets in Cash or Cash Equivalents.

The Fund has established specific criteria for the selection of Portfolio Companies. The Investment Adviser believes these criteria provide objective evidence of management that is capable and that is dedicated to providing excellent returns to the Portfolio Company's shareholders. To be selected as a Portfolio Company, a company must have satisfied all of the following requirements:

o Attained a return on equity of at least 15 percent per year for at least the prior 10 consecutive years.

o  Currently have an excellent financial condition.

o Currently have a favorable "opportunity factor" as calculated by the Investment Adviser. The Investment Adviser has developed a formula to calculate a company's "opportunity factor" based on the ratio of the company's estimated intrinsic or private business value to the company's market value.

o Demonstrated a commitment to rewarding shareholders by increasing dividends at an average rate greater than the rate of inflation for the past five years or by stock repurchases or other measures having an equivalent effect.

o In the opinion of the Investment Adviser, established entry barriers in the company's competitive environment as evidenced by: (i) differentiated products, which can be protected from competition by patents, copyright protection, effective advertising or other means; (ii) economies of scale in the production, marketing, or maintenance of the company's products or services; (iii) absolute cost advantages (e.g., obtaining raw materials at lower costs); (iv) capital requirements at a level which make it impracticable for other firms to enter the business; or (v) other sustainable competitive advantages identified by the Investment Adviser.

o In the opinion of the Investment Adviser, have the capability of continuing to meet all of the above criteria.

The Fund purchases securities of Portfolio Companies with the intent to hold them as long as they continue to meet all the criteria listed above. However, the Fund may sell all or part of its position in a Portfolio Company if the Investment Adviser determines that the Portfolio Company should be replaced with another qualifying security that has a higher "opportunity factor." In addition, the Fund must sell its entire position in a Portfolio Company if the Portfolio Company fails to meet one or more of the criteria specified above, unless such failure is due to an extraordinary situation that the Investment Adviser believes will not have a material adverse impact on the company's operating performance, and the Fund will sell the entire position within a reasonable period (not to exceed 12 months) after such determination has been made.


The Investment Adviser expects that approximately 20 companies will be included in the Fund's portfolio at any time. The Fund must always own the securities of at least 15 different Portfolio Companies.



FUNDAMENTAL INVESTMENT POLICIES
-------------------------------

The Fund has adopted certain fundamental investment policies that cannot be changed without approval of the holders of a "majority of the outstanding voting shares" of the Fund. That term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of: (i) 67 percent or more of the Fund's shares present at a shareholder meeting in person or by proxy, if the holders of more than 50 percent of the Fund's shares are present; or (ii) more than 50 percent of the Fund's outstanding shares.

One of the Fund's fundamental investment policies is that the Fund's shareholders must be notified in writing 30 days before the Board of Directors makes any changes to the investment criteria specified under "Investment Strategy" above.


Other fundamental investment policies prohibit the Fund from investing in any assets that are not either Cash or Cash Equivalents or Eligible Equity Securities, and require at least 90 percent of the Fund's assets (excluding the proceeds of shares issued within the last 30 days) to be invested in Eligible Equity Securities. In order to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund's fundamental investment policies require that, as of the end of each fiscal quarter, at least 50 percent of the value of the Fund's total assets must consist of: (i) cash and certain cash equivalents and government securities, and
(ii) other securities limited in respect to any issuer to an amount not greater than 5 percent of the Fund's total assets and not representing more than 10 percent of the outstanding voting securities of such issuer. A fundamental investment policy prohibits the Fund from investing 25 percent or more of its total assets in any one industry.


The Fund's Bylaws limit "Cash or Cash Equivalents" to cash held by the custodian of the Fund's assets, FDIC-insured bank deposits, United States Treasury bills of less than 90 days' maturity, commercial paper of less than 30 days' maturity that is rated A-1 by S&P or P-1 by Moody's, and demand notes that are issued by companies whose commercial paper receives such ratings by S&P and Moody's.

The Bylaws define the term "Eligible Equity Securities" as any of the following securities that are issued by companies that, at the time the Fund purchases the security, satisfy the Fund's investment criteria in effect at that time: (i) common stock that is registered under the Securities Exchange Act of 1934 (the "1934 Act") and is traded on a major United States stock exchange or through the Nasdaq National Market (and which must be voting stock and, in the event of the issuer's dissolution, must be entitled to its proportionate share of the shareholders' equity or net worth of the issuer remaining after payment of any required preferences to other outstanding classes of the issuer's equity securities); (ii) convertible debt securities and convertible preferred stock traded on a major United States stock exchange or through the Nasdaq National Market, if the owner has the right, at the owner's option, to convert the debt securities or preferred stock into common stock that satisfies all the requirements of subsection (i) immediately above, at a specified conversion rate or price; and (iii) American Depository Receipts ("ADRs") for the common stock of foreign corporations, if the ADRs are issued in sponsored programs, registered under the 1934 Act and traded on a major United States stock exchange or through the Nasdaq National Market. (ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States.)

The Fund may invest in securities that are issued by foreign companies if the securities qualify as Eligible Equity Securities and if the issuer meets the investment criteria described under "Investment Strategy." In addition, many Portfolio Companies that are headquartered in the United States engage in substantial foreign business. Furthermore, the Fund may purchase foreign securities through ADRs. Accordingly, the Fund is subject to certain risks related to foreign investments. See "Certain Risk Factors to be Considered-- Foreign Securities and ADRs" in this Prospectus.

Additional fundamental investment policies of the Fund prohibit certain investments and activities. For example, the Fund is not permitted to lend portfolio securities; purchase or sell options; purchase or sell commodities or commodities contracts, including futures contracts; enter into margin transactions; or borrow money, except that the Investment Adviser may advance funds to the Fund to pay the organizational expenses and certain other expenses of the Fund, as discussed in "Management of the Fund" in this Prospectus. A complete list of the Fund's fundamental policies is included in the SAI under "Investment Objectives, Policies and Restrictions--Investment Restrictions."


PORTFOLIO TURNOVER
------------------


The Fund purchases portfolio securities with the expectation of holding them for long-term appreciation. The portfolio turnover rate in the Fund is governed by the Fund's investment policy, which states that the Fund may sell all or part of its position in a Portfolio Company when the Investment Adviser has determined that the Portfolio Company should be replaced with another qualifying security that has a higher "opportunity factor." In addition, the Fund must sell its entire position in a Portfolio Company if that company no longer satisfies the criteria specified above, unless such failure is due to an extraordinary situation that the Investment Adviser believes will not have a material adverse impact on the company's operating performance. The number of Portfolio Companies sold is dependent upon factors largely outside the control of the Fund. The Investment Adviser expects that the Fund's portfolio turnover rate will generally not exceed 20 percent during any year. The turnover rate could also be significantly higher or lower depending on the business performance of the Portfolio Companies, the number of shares of the Fund that are redeemed, or other external factors outside the control of the Fund and the Investment Adviser.



QUALITY CONTROL
---------------

To ensure that the Fund's investment strategy, research process and administration are implemented properly, the Fund has developed an extensive quality control program. The objectives of this program are to ensure that the Fund's investment strategy is applied consistently over time, that the objective criteria are applied on a uniform basis, and that management focuses at all times on the best interests of the shareholders of the Fund.

Management's investment strategy has been blended with certain administrative policies to accomplish the above goals. In addition to the measures that are required by the 1940 Act, the Fund has taken the following steps:

o Objectively defined the Fund's research process, so that every portfolio security has met specific objective and analytical tests.

o Defined the Fund's trading policy to ensure that the Fund purchases only Eligible Equity Securities issued by qualified Portfolio Companies and makes portfolio changes only when the Investment Adviser determines the issuer's performance makes a change advisable.

o Established investment policies that prohibit the Fund from trading on margin, lending securities, selling short, or trading in futures or options.

o Retained a nonaffiliated transfer agent, Firstar Trust Company, to perform all custody, fund accounting and transfer agent functions (the "Transfer Agent").

CERTAIN RISK FACTORS TO BE CONSIDERED


INVESTMENT IN THE FUND IS NOT SUITABLE FOR ALL INVESTORS
--------------------------------------------------------


To the extent practicable, the Fund is fully invested in equity securities at all times. See "Investment Objectives and Policies" in this Prospectus. The Investment Adviser believes that this strategy is suitable for investors seeking long-term capital growth. However, during certain market cycles, the NAV for the Fund's shares will decrease. Accordingly, the Fund is designed for long-term investors and is not suitable for investors who intend to liquidate their investments after a short period of time.





DEPENDENT ON MANAGEMENT OF INVESTMENT ADVISER
---------------------------------------------


The Fund is dependent upon the services of Val E. Jensen, 68, Gary W. Hibler, 53, and Robert F. Zagunis, 43, the principal officers and employees of the Investment Adviser and of the Fund. In the event of the death or disability of one or more of such persons, or any material change in management or ownership of the Investment Adviser, the Fund's Board of Directors is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. However, the selection of Portfolio Companies is, to a large extent, the result of meeting certain objective criteria, which the Investment Adviser believes could be applied by the remaining officers of the Investment Adviser in the event of the death or disability of any of the current officers. See "Investment Objectives and Policies" in this Prospectus.



NONDIVERSIFIED PORTFOLIO
------------------------

The Fund is a nondiversified mutual fund. This means that the Fund is not restricted by the provisions of the 1940 Act with respect to the diversification of its investments. Because the Fund's "nondiversified status" permits the investment of a greater portion of the Fund's assets in the securities of a smaller number of issuers than would be permissible under a "diversified status," the Fund's "nondiversified status" is considered to subject the shareholders of the Fund to a greater degree of risk. Because the Fund is not diversified, as defined in the 1940 Act, it may at times be more affected by variations in the price of one or a small number of securities than would a fund that qualifies as a diversified fund. Conversely, the Fund may realize greater benefits from increases in the value of one or a small number of securities than would a diversified fund.


Notwithstanding the Fund's "nondiversified status," as a matter of policy, which cannot be changed without 30 days' advance notice to the Fund's shareholders, assets of the Fund must always be invested in at least 15 Portfolio Companies. The Investment Adviser expects that approximately 20 companies will be included in the Fund's portfolio at any time. See "Investment Objectives and Policies." Accordingly, the Fund may be sufficiently diversified, during most periods, to qualify as a "diversified fund" under the 1940 Act. Furthermore, as described under "Investment Objectives and Policies--Fundamental Investment Policies," the Fund will maintain the diversification required by the Code to retain its status as a regulated investment company.



FOREIGN SECURITIES AND ADRS
---------------------------

Although all of the Fund's portfolio securities must be traded on United States stock exchanges or through the Nasdaq National Market, the Fund may invest in certain foreign securities and ADRs, and it invests in domestic companies that engage in significant foreign business. See "Investment Objectives and Policies" in this Prospectus. Such investments involve certain risks, such as political or economic instability in the country where the Portfolio Company is headquartered or doing business, fluctuations in the relative rates of exchange between the currencies of different nations, the difficulty of predicting international trade patterns and the possibility of imposition of exchange control regulations. Such securities may also be subject to greater fluctuations in price. With respect to certain foreign countries, there also is a possibility of expropriation, nationalization, confiscatory taxation, political, economic or social instability and diplomatic developments, which could affect investments in those countries. See "Investment Objectives, Policies and Restrictions--ADRs" in the Fund's SAI for additional information relating to ADRs.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS
------------------

The Fund is managed by and under the supervision of its Board of Directors. The Fund's directors are Val E. Jensen, Gary W. Hibler, Robert F. Zagunis, Louis B. Perry and Norman W. Achen. All powers conferred by Oregon and other applicable law are exercised by and under authority of the Board of Directors. Information about the officers and directors of the Fund is set forth under "Management of the Fund" in the Fund's SAI. Because of the nature of the duties and responsibilities assumed by the Fund's Investment Adviser and the Transfer Agent, the Fund has no direct employees other than its officers.


INVESTMENT ADVISER
------------------

Jensen Investment Management, Inc., 430 Pioneer Tower, 888 S.W. Fifth Avenue, Portland, OR 97204-2018, serves as the Fund's Investment Adviser under an Investment Advisory and Service Contract (the "Advisory Agreement"). The Investment Adviser began providing investment advice to individual and institutional clients in 1990.


The Investment Adviser serves as investment adviser to individual and institutional accounts, and was managing assets totalling approximately $76 million at June 30,

1997. Val E. Jensen, the President and a director of the Fund, is the President, a Managing Director and, together with his wife, Mary Ellen Jensen, the beneficial owner of approximately 68 percent of the outstanding stock of the Investment Adviser. Accordingly, Mr. Jensen controls the Investment Adviser. The Investment Adviser's Investment Committee, which is responsible for all the Fund's investment decisions, consists of Val E. Jensen, Gary W. Hibler and Robert F. Zagunis.



Mr. Jensen has more than 30 years of experience advising individual and institutional investors. He has been the President of the Investment Adviser since 1988, and he served as President of Jensen Securities Company (from 1983 to 1990) and of Charter Investment Group (from 1977 to 1983). (Jensen Securities Company is not affiliated with the Fund or the Investment Adviser.) Mr. Jensen oversees the implementation of the Fund's investment policies and the Fund's securities research and trading. Gary W. Hibler, Ph.D., has 19 years of management experience. Prior to joining the Investment Adviser as Vice President and Managing Director in 1991, Dr. Hibler had served for five years as Director of Operations of a division of Nichols Institute, a health care company traded on the American Stock Exchange with $150 million of revenues in 1991. He oversees internal operations and legal and accounting matters for the Fund. Robert F. Zagunis, a Managing Director of the Investment Adviser since January 1993, has extensive experience as a commercial loan officer and executive with The Bank of California (1987 to 1993) and First Interstate Bank of Oregon (1977 to 1987). His primary responsibilities for the Fund include sales, marketing and account management. For more information about management of the Investment Adviser, see "Management of the Fund" and "Investment Advisory and Service Contract" in the Fund's SAI.


Under the Advisory Agreement, the Investment Adviser provides research, advice and supervision with respect to the management of the Fund's portfolio of investments, and determines which companies are eligible to be Portfolio Companies and when Portfolio Companies no longer satisfy the criteria specified under "Investment Objectives and Policies" or should be replaced with more qualified Portfolio Companies. The Investment Adviser places orders for the purchase and sale of portfolio securities. See "Allocation of Brokerage" in this Prospectus. All the Investment Adviser's officers are also officers of the Fund and, subject to the authority of the Fund's Board of Directors, are responsible for the overall management of the Fund's business.




EXPENSES PAID BY INVESTMENT ADVISER
-----------------------------------


The Investment Adviser furnishes, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services. The Investment Adviser pays the salaries and expenses of officers and directors of the Fund who are "interested persons" of the Fund, as defined in the 1940 Act. The Investment Adviser also pays marketing expenses related to the Fund, including the cost of printing and delivering prospectuses to prospective shareholders.


EXPENSES PAID BY FUND
---------------------


All other expenses incurred in the operation of the Fund are payable by the Fund. These expenses include, but are not limited to: taxes; interest; brokerage fees and commissions; fees of directors who are not "interested persons" of the Fund (as defined in the 1940 Act); SEC filing and qualification fees and state securities law qualification fees; fees of the Investment Adviser and of the Transfer Agent; insurance premiums; outside auditing and legal expenses; costs of maintaining the Fund's corporate existence, providing investor services and corporate reports, and holding corporate meetings; costs of preparing, printing and distributing prospectuses for regulatory purposes and for distribution to existing shareholders of the Fund; dues and fees for trade organizations; administrative expenses; and any extraordinary expenses. Subject to the expense guarantees described below, if the Investment Adviser advances payment for any Fund expenses, the Fund will reimburse the Investment Adviser. In addition to the provisions described below under "Expense Guarantee," the Investment Adviser has agreed to assume the ordinary recurring expenses of the Fund for fiscal year 1998 to the extent these expenses of the Fund, together with the Fund's management fee, exceed 1.40 percent of the Fund's average daily net assets. See "Fund Expenses" and "Financial Highlights" in this Prospectus.





EXPENSE GUARANTEE
-----------------

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees and legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

  Average Daily Net                      Annual
  Assets for the Year             Expense Limit
  -------------------             -------------
  $100,000         - $10,000,000          2.00%
  $10,000,001      - $15,000,000           1.75
  $15,000,001      - $25,000,000           1.50
  $25,000,001      - $50,000,000           1.25
  $50,000,001     - $100,000,000           1.00
  $100,000,001 and above                   0.75

Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

MANAGEMENT FEE
--------------

The investment advisory fee of the Fund is accrued on a daily basis and paid monthly. Pursuant to the Advisory Agreement, the fee accrues at the annual rate of 0.50 percent of the Fund's average daily net assets.

ADMINISTRATOR
-------------

Firstar Trust Company serves as Administrator to the Fund (the "Administrator"). Firstar Trust Company also is the Fund's custodian, transfer agent and dividend disbursing agent.


Administrative services provided to the Fund include preparing tax returns and financial reports, monitoring compliance with regulatory requirements, and generally assisting in the Fund's administrative operations. For its administrative services, the Fund pays the Administrator a monthly fee equivalent to 0.05 percent of the Fund's average daily net assets during the year, reduced to 0.04 percent of such net assets in excess of $100 million, and further reduced to 0.03 percent of such net assets in excess of $500 million, subject to an annual minimum of $20,000.


PURCHASE OF SHARES

DISTRIBUTION
------------

Shares are sold by the Fund on a continuous basis. Investors who purchase shares directly from the Fund do not pay any sales load or commission.

Shares of the Fund also may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record of the shares. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly.

An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge transaction-based fees or other charges for the services they provide to their customers. Such charges are retained by the Processing Intermediary and are not remitted to the Fund or the Investment Adviser.

MINIMUM INVESTMENT
------------------

The minimum initial investment for direct investment in the Fund generally is $1,000. Any lesser amount must be approved by the Fund or the Investment Adviser. Investors who purchase through a Processing Intermediary may purchase in lesser amounts, subject to minimums imposed by the Processing Intermediary.

INITIAL INVESTMENT; SUBSEQUENT INVESTMENTS
------------------------------------------

When opening an account (other than an individual retirement account or 403(b) plan naming Firstar Trust Company as custodian), you must complete and sign the Account Application and mail it to the following address:

     THE JENSEN PORTFOLIO, INC.
     c/o Firstar Trust Company

     Mutual Fund Services

     P.O. Box 701
     Milwaukee, WI 53201-0701

Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

     THE JENSEN PORTFOLIO, INC.
     c/o Firstar Trust Company
     615 East Michigan Street
     Milwaukee, WI 53202


You may purchase shares by mailing a check to the above address or by wiring federal funds to the Transfer Agent. Before wiring funds, call the Transfer Agent at 800-992-4144 to ensure prompt and accurate handling of your transfer. Then, instruct your bank to wire the purchase price to: Firstar Bank Milwaukee N.A., 777 East Wisconsin Avenue, Milwaukee, WI 53202, ABA No. 0750-00022, credit Firstar Trust Company, Account No. 112-952-137, further credit The Jensen Portfolio, and specify the account number and the name(s) of the registered account owner(s). If you want to establish an individual retirement account or 403(b) plan naming Firstar Trust Company as custodian, please call our shareholder services at 800-992-4144 for information and forms.



All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union. The Fund will not accept payment in cash or third party checks for the purchase of shares. The custodian will charge a $20.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous to shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security number or tax identification number is omitted, the Fund reserves the right not to accept future applications from such an individual. The Fund reserves the right to reject any application that does not include a certified social security or tax identification number.


The Fund and the Transfer Agent are available to assist you in opening accounts and when purchasing or redeeming shares.

PURCHASES CANNOT BE MADE BY TELEPHONING THE FUND OR THE TRANSFER AGENT.

PURCHASE THROUGH AUTOMATIC INVESTMENT PROGRAM
---------------------------------------------


Investments in the Fund may be made automatically from your bank under the Automatic Investment Program. Shareholders whose bank is a member of the National Automated Clearing House Association may choose to have amounts of $100 or more automatically transferred from a bank checking account to the Fund on the schedule (e.g,. monthly, bimonthly (every other month), quarterly, or yearly) you select. To establish this option, complete the appropriate section on the Application Form. Your Jensen Portfolio account must be established at the minimum investment level before this automatic investment program goes into effect. Please call our shareholder services at 800-992-4144 if you have questions.


PRICE OF YOUR SHARES; NET ASSET VALUE
-------------------------------------

Orders received on any business day before the close of regular trading hours (currently, 4 p.m. Eastern time) on the New York Stock Exchange ("NYSE") will be entered at that day's NAV. Orders received after the close of regular trading hours on the NYSE will be entered at the NAV next determined. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's post office box, of purchase applications or redemption requests does not constitute receipt by Firstar Trust Company or the Fund.

The NAV of Fund shares is determined at the close of regular trading hours of the NYSE each day the NYSE is open. The NAV per share is determined by dividing the total value of the Fund's securities and other assets, less its liabilities, by the total number of shares outstanding. Securities are valued at market value or, if market value is not readily available, at their fair value determined in good faith by or under the direction of the Fund's Board of Directors. See "Net Asset Value" in the Fund's SAI for additional information about the determination of the NAV for the Fund's shares.

CERTIFICATES
------------

The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, the Fund does not expect to issue stock certificates. Certificates will not be issued without the permission of the Fund.

CHOOSING A DISTRIBUTION OPTION
------------------------------

When you complete your Account Application, you may choose from three distribution options:

1. You may invest all income dividends and capital gains distributions in additional shares of the Fund. (This option is assigned automatically if no other choice is made.)

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

You may change your election at any time. Your request for a change must be received in writing by the Transfer Agent prior to the record date for the distribution being changed.

OTHER PURCHASE INFORMATION
--------------------------

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund; to waive the minimum initial investment for certain investors; to change the amount of the required minimum initial investment; to redeem shares if information provided in the Account Application should prove to be incomplete or inaccurate in any material manner that cannot be satisfactorily corrected; and to impose a minimum amount for subsequent investments.


Foreign investors must provide additional information to the Fund. Please call our shareholder services at 800-992-4144 for assistance.

RETIREMENT PLANS
----------------


Tax-sheltered retirement plans (including individual retirement accounts, Keogh accounts, SEP accounts, 403(b) plans and other ERISA-qualified plans) may invest in the Fund, subject to the other requirements of the Fund. If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other customer, subject to any special charges imposed by the plan's custodian or trustee. If a customer wishes to have Fund shares held in an individual retirement account or 403(b) plan other than the customer's existing custodial or trust accounts, the customer may establish a new plan naming Firstar Trust Company as custodian. Such plans require completion of additional forms. Please call our shareholder services at 800-992-4144 for information and forms.


ACCOUNT ADDRESS AND NAME CHANGES
--------------------------------

To change the address on your account, you must send the Transfer Agent a written request signed by all registered owners of the account. The request must include the account number, the name(s) on the account and both the old and new addresses.


To change the name on an account, the shares must be transferred to a new account. Please call the Transfer Agent at 800-992-4144 for additional information.


REDEMPTION OF SHARES

Investors may redeem all or a portion of their shares on any business day. Shares of the Fund are redeemed at the next NAV calculated after the Fund has received the redemption request in proper order, as specified below. Payment is generally made within three business days of receipt of a valid redemption request. See "Redemption Price and Payment" below.

REDEMPTION BY MAIL
------------------

You may redeem all or any part of your shares of the Fund by sending a written request for redemption to:

     THE JENSEN PORTFOLIO, INC.
     c/o Firstar Trust Company
     P.O. Box 701
     Milwaukee, WI 53201-0701

If you wish to use an overnight delivery service, the request for redemption should be sent to the following address:

     THE JENSEN PORTFOLIO, INC.
     c/o Firstar Trust Company
     Mutual Fund Services, Third Floor
     615 East Michigan Street
     Milwaukee, WI 53202

The request for redemption must specify the number of shares or dollars being redeemed, the account number, the name(s) on the account, and a daytime telephone number where an account owner may be reached. The request must be signed by each registered owner exactly as the shares are registered. Accounts in the names of corporations, fiduciaries and institutions may require additional redemption documents (such as, corporate resolutions, certificates of incumbency, lists of authorized signers, or copies of trust documents or indentures), depending upon the type of account. Please contact the Transfer Agent if your account falls into one of these categories.


A redemption request is not deemed to have been submitted until the Transfer Agent receives all required documents in proper form. If a redemption request is not in proper form, the redemption request will be returned to the shareholder within 72 hours after receipt. No redemption will be made until a proper request is submitted. The shareholder should contact Firstar Trust Company for further information concerning documentation required for a redemption of Fund shares. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding. Depending on the purchase price or other tax basis of the shares redeemed, the investor may realize a capital gain or loss on each redemption.


REDEMPTIONS CANNOT BE MADE BY TELEPHONING THE FUND OR THE TRANSFER AGENT.

SIGNATURE GUARANTEE
-------------------

In addition to the above requirements, a signature guarantee may be required for the following redemptions: (i) redemptions made by wire transfer; (ii) redemptions payable other than exactly as the account is registered; (iii) redemptions mailed to an address other than the address on the account or to an address that has been changed within 30 days of the redemption request; or (iv) redemptions for $10,000 or more. The Fund reserves the right to require a signature guarantee under other circumstances. The Fund honors signature guarantees from national or state banks, federal savings and loan associations, trust companies and member firms of domestic stock exchanges.

REDEMPTION PRICE AND PAYMENT
----------------------------


Redemptions are processed at the NAV next computed after receipt by the Transfer Agent of a proper redemption request. Redemption requests received in proper form by the Transfer Agent before the close of regular trading hours on the NYSE (currently, 4 p.m. Eastern time) are effective on the day received. Redemption requests received in proper form after the close of regular trading hours on the NYSE are effective on the next business day. Payment for shares redeemed will be mailed typically within one or two business days, but no later than the seventh business day after receipt by Firstar Trust Company of the redemption request in good order. However, when a redemption is requested shortly after the purchase of shares by check, the Fund will not distribute the redemption proceeds of those shares until the check received for such shares has cleared. It will normally take up to three days to clear local personal checks or corporate checks and up to seven days to clear other personal or corporate checks, but may take up to twelve days from the purchase date. Investors may avoid such delays by purchasing shares of the Fund by wire transfer. In addition, the Fund may suspend the right of redemption or postpone the payment date at ties when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

The Fund may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with his/her social security or other tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the Account Application. If the shareholder does not have a taxpayer identification number, he/she should indicate on the Account Application that an application to obtain a number is pending. The Fund will withhold taxes if a number is not delivered to the Fund within seven days.


The market value of the securities in the Fund's portfolio is subject to daily fluctuations, and the NAV of the Fund's shares changes accordingly.


Redemption payments are mailed by check to the account name(s) and address exactly as registered, unless wire transfer of the funds is requested. There is no charge for redemption payments that are mailed. Wire transfer redemptions must be at least $1,000. The Transfer Agent's wire transfer charge (currently, $12.00) for each redemption will be charged against the account. Your bank may also impose an incoming wire charge.


REDEMPTIONS AT THE OPTION OF THE FUND
-------------------------------------

The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Code.

In addition, the Fund may institute a policy whereby it automatically redeems shares if an account balance drops below a certain amount as a result of redemptions by the shareholder. If such a policy is instituted, the Fund may not implement such redemption if the decrease in the account balance was caused by any reason other than shareholder redemptions. As of the date of this Prospectus, the Fund had not instituted such a policy. However, the Fund's Articles of Incorporation authorize the Board of Directors to institute such a policy if the Board determines that such a policy is in the best interests of the Fund and its shareholders.

OTHER REDEMPTION INFORMATION
----------------------------

Neither the Fund, the Investment Adviser nor the Transfer Agent will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this Prospectus.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to qualify at all times as a regulated investment company under the Code. By qualifying as a regulated investment company and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders.


The tax characteristics of distributions from the Fund are the same whether paid in cash or in additional shares. For federal income tax purposes, distributions of net investment income or of net short-term capital gain are generally taxable as ordinary income to the recipient shareholders, and distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund's shares. A portion of any distribution properly designated as a dividend by the Fund may be eligible for the dividends-received deduction in the case of corporate shareholders.

Shareholders also may be subject to state or local taxes with respect to their holding of Fund shares or on distributions from the Fund. Shareholders of the Fund are advised to consult their tax advisers with respect to state and local tax consequences of owning shares of the Fund.

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund on an annual basis. Such distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) for such year.

Each prospective shareholder is asked to certify on its Account Application that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to 31 percent backup withholding for previous under-reporting of income to the Internal Revenue Service. Federal law requires the Fund to withhold 31 percent of all distributions and redemption proceeds paid to certain shareholders who have not provided the required certificate. The Fund generally does not accept an Account Application that does not comply with these requirements.


The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. There may be other federal, state or local tax considerations applicable to a particular shareholder. Prospective shareholders are therefore urged to consult their tax advisers prior to purchasing shares of the Fund.

ALLOCATION OF BROKERAGE

The Investment Adviser is responsible for the overall management of the Fund's portfolio and determines which brokers will execute purchases and sales of portfolio securities. The Investment Adviser's foremost responsibility is to place orders so as to achieve the prompt execution of orders at favorable prices. The Investment Adviser does not engage in any "soft-dollar" arrangements. See "Portfolio Transactions" in the Fund's SAI.

PERFORMANCE INFORMATION

Because performance comparisons are almost universally offered by the mutual fund industry, from time to time the Fund will discuss its total return performance figures in advertisements or marketing materials. The Fund's total return performance figures may appear alone, or in relation to recognized common stock indexes such as the Dow Jones Industrial Average or the S&P 500 Stock Index, or in relation to performance ratings published by recognized mutual fund statistical services such as Lipper Analytical Services, or by publications such as Forbes or The Economist magazines.


The Fund's total return calculations are expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, reflect the deduction of a proportional share of the Fund's expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. The Fund imposes no sales or other charges that would affect the total return computation. For a description of the method used to determine total return for the Fund, see "Performance Information" in the Fund's SAI.


Any performance information should be considered in light of the Fund's investment objectives and strategy and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved by the Fund in the future. The investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of the shares.

GENERAL INFORMATION

ORGANIZATION
------------

The Fund is a no-load, open-end, nondiversified management mutual fund. It was incorporated under Oregon law on April 17, 1992 and commenced operations on August 3, 1992.

CAPITAL STOCK; VOTING RIGHTS
----------------------------

The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, $.001 par value. All shares are of the same class, with equal voting, redemption, dividend and liquidation rights. Fractional shares have the same rights proportionately as full shares. Shares issued are fully paid and nonassessable and have no preemptive or conversion rights. The shares do not have cumulative voting rights. Therefore, the holders of more than 50 percent of the shares voting for the election of directors can elect all of the directors of the Fund.

The Fund is not required to hold meetings of shareholders annually. Special meetings may be called, however, as required or deemed desirable for purposes such as electing directors, changing fundamental policies, or approving an investment management agreement. The holders of not less than 10 percent of the shares of the Fund may request in writing that a special meeting be called for a specified purpose. If such a special meeting is called to vote on the removal of one or more directors of the Fund, shareholders of the Fund will be assisted in communications with other shareholders of the Fund.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND ADMINISTRATOR
----------------------------------------------------------------------


Firstar Trust Company, 615 East Michigan Street, P.O. Box 701, Milwaukee, WI 53201-0701 (telephone: 800-992-4144), acts as custodian of the Fund's cash and securities and as the Fund's transfer agent, dividend disbursing agent and administrator.


CONFIRMATION AND STATEMENTS
---------------------------

The Transfer Agent sends each investor a statement of his or her account after every transaction that affects the investor's share balance or account registration. Please allow seven to ten business days for the Transfer Agent to confirm your order. The Transfer Agent sends a quarterly account statement to each shareholder, regardless of whether the shareholder has purchased or redeemed any shares during the quarter. Generally, a statement with tax information is mailed to investors by January 31 each year. A copy of the tax statement also is filed with the Internal Revenue Service.

The Fund sends each shareholder an audited annual report each year and an unaudited report after the Fund's second fiscal quarter. Each of these reports includes a statement listing the Fund's portfolio securities.

SHAREHOLDER INQUIRIES
---------------------


Shareholder inquiries are answered promptly. They should be addressed to Firstar Trust Company, Mutual Fund Services at 615 E. Michigan Street, Milwaukee, WI 53202 (telephone: 800-992-4144).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.

the JENSEN PORTFOLIO

DIRECTORS
Norman W. Achen
Gary W. Hibler
Val E. Jensen
Louis B. Perry
Robert F. Zagunis

OFFICERS
Val E. Jensen, President
Robert F. Zagunis, Vice President
Gary W. Hibler, Secretary

INVESTMENT ADVISER
JENSEN INVESTMENT MANAGEMENT, INC.
430 Pioneer Tower
888 S.W. Fifth Avenue
Portland, OR 97204-2018
Telephone:     503-274-2044
               800-221-4384

LEGAL COUNSEL

Stoel Rives LLP

Suite 2300
900 SW Fifth Avenue
Portland, OR 97204-1268

AUDITORS
Coopers and Lybrand, L.L.P.
Suite 2700
1300 SW Fifth Avenue
Portland, OR 97201

TRANSFER AGENT
FIRSTAR TRUST COMPANY
P.O. Box 701
Milwaukee, WI 53201-0701
-or-
Third Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Telephone: 800-992-4144


JENSEN INVESTMENT
MANAGEMENT [Logo]

                           THE JENSEN PORTFOLIO, INC.



                                     PART B

                   -------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JENSEN PORTFOLIO, INC.

                                430 Pioneer Tower
                              888 S.W. Fifth Avenue
                           Portland, Oregon 97204-2018
                                  503-274-2044
                                  800-221-4384






                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                               September 26, 1997









     This Statement of Additional Information ("SAI") of The Jensen Portfolio, Inc. (the "Fund") is not a prospectus but should be read in conjunction with the Prospectus of the Fund, dated the same date as this SAI, which has been filed with the Securities and Exchange Commission and is available without charge upon request by calling or writing the Fund. This SAI has been incorporated by reference into the Fund's Prospectus.

                           THE JENSEN PORTFOLIO, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                               September 26, 1997



                                TABLE OF CONTENTS
                                -----------------
                                                                            Page

GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
    Investment Objectives......................................................1
    Investment Restrictions....................................................1
    Commercial Paper Ratings...................................................3
    ADRs.......................................................................3

MANAGEMENT OF THE FUND.........................................................4
    Directors and Officers.....................................................4
    Investment Adviser.........................................................6
    Administrator..............................................................6

THE INVESTMENT ADVISORY AND SERVICE CONTRACT...................................7
    General  ..................................................................7
    Management of the Investment Adviser.......................................9


PORTFOLIO TRANSACTIONS.........................................................9
    General Considerations.....................................................9
    Portfolio Turnover........................................................10

PURCHASE AND REDEMPTION OF FUND SHARES........................................11

NET ASSET VALUE...............................................................11


TAXES.........................................................................12
    General...................................................................12
    Tax Status of Fund........................................................12
    Distributions.............................................................14
    Other Considerations......................................................14
    Additional Information....................................................15

PRINCIPAL SHAREHOLDERS........................................................16

PERFORMANCE INFORMATION.......................................................17

MISCELLANEOUS INFORMATION.....................................................17
    General  .................................................................17
    Limitation of Director Liability..........................................18
    Indemnification...........................................................18
    Independent Accountants...................................................18
    Custodian, Transfer Agent and Dividend Disbursing Agent...................18
    Registration Statement....................................................19
    Financial Statements......................................................19

Appendix A - Commercial Paper Ratings .......................................A-1

                         GENERAL INFORMATION AND HISTORY


     The Jensen Portfolio, Inc. (the "Fund") is a no-load mutual fund. More specifically, the Fund is an open-end, nondiversified, management investment company. The Fund was organized as an Oregon corporation on April 17, 1992 and commenced operation on August 3, 1992. Prior to that date, the Fund had no operations, other than organizational matters.

     The Fund is designed for long-term investors and is not suitable for investors who intend to liquidate their investments after a short period of time.

     The Fund is designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and individuals with access to the professional investment management services offered by Jensen Investment Management, Inc., which serves as the investment adviser to the Fund (the "Investment Adviser"). See "Management of the Fund" and "The Investment Advisory and Service Contract" in this Statement of Additional Information ("SAI").


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives
---------------------

     As stated in the Fund's Prospectus, the Fund's principal investment objective is long-term capital appreciation. A secondary objective is to obtain dividend income that increases over time. There can be no assurance that the Fund will achieve its objectives.

     The Prospectus discusses the types of securities in which the Fund will invest, and describes the Fund's investment policies and strategy. See "Investment Objectives and Policies" in the Prospectus. This discussion supplements the discussion in the Fund's Prospectus and should be read in conjunction with the Prospectus.

Investment Restrictions
-----------------------

     The Fund has imposed upon itself certain fundamental investment restrictions, which may not be changed without the approval of the shareholders. Any change must be approved by the lesser of (i) 67 percent or more of the Fund's shares present in person or by proxy at a shareholder meeting, if the holders of more than 50 percent of the Fund's shares are present, or (ii) more than 50 percent of the Fund's outstanding shares.

     In accordance with these restrictions, the Fund may not:

     1. At the close of any fiscal quarter, have less than 50 percent of its total assets represented by (i) cash and cash equivalents permitted by Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), and government securities and (ii) other securities limited, in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of the Fund and to not more than 10 percent of the outstanding voting securities of such issuer.

     2. Retain more than 10 percent of its assets in "Cash or Cash Equivalents" (as defined in the Fund's Bylaws and described in the Prospectus under "Investment Objectives and Policies--Fundamental Investment Policies"), except that the proceeds of any newly issued shares of the Fund may remain in Cash or Cash Equivalents for up to 30 days after receipt.

     3. Invest in any assets that are not either (a) "Cash or Cash Equivalents," or (b) "Eligible Equity Securities" (as such terms are defined in the Fund's Bylaws and described in the Fund's Prospectus under "Investment Objectives and Policies--Fundamental Investment Policies").

     4. Invest 25 percent or more of the Fund's total assets in any one industry. (The Fund generally will use the industry classifications provided by Value Line in determining an issuer's industry. However, when a Value Line classification is not available for an issuer, the Fund will use the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission (the "SEC"), to determine the appropriate industry for that issuer.)

     5. Borrow money to invest in securities or for any other purpose, except that the Investment Adviser may advance funds to the Fund to pay organizational expenses and certain other expenses of the Fund, as disclosed in the Prospectus.

     6. Purchase securities on margin, except such short-term credits as are standard in the industry for the clearance of transactions.

     7. Make short sales of securities or maintain a short position.

     8. Lend portfolio securities.

     9. Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities that qualify as Eligible Equity Securities; (b) commercial paper of less than 30 days' maturity that is rated P-1 by Moody's Investment Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); and (c) demand notes that are issued by corporations whose commercial paper receives such ratings, even though the investment in such obligations may be deemed to be the making of loans. See "Investment Objectives, Policies and Restrictions--Commercial Paper Ratings" in this SAI.

     10. Invest in, or engage in transactions involving, real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.

     11. Invest in any security that would expose the Fund to unlimited liability.

     12. Underwrite the securities of other issuers, or invest in restricted or illiquid securities.

     13. Invest in securities of other investment companies.

     14. Issue any senior securities.

     15. Change the investment policies set forth in the Fund's then current Prospectus and SAI, unless at least 30 days' prior written notice is provided to each shareholder describing each policy change and the reasons for the change. (However, the restrictions set forth in paragraphs 1 through 14 above may only be changed with shareholder approval.)

Commercial Paper Ratings
------------------------

     Moody's and S&P are private services that provide ratings of the credit quality of commercial paper. A description of the ratings assigned to commercial paper by Moody's and S&P are included as Appendix A to this SAI. The Fund may purchase commercial paper that is rated P-1 by Moody's or A-1 by S&P and demand notes issued by companies whose commercial paper receives such ratings.

ADRs
----

     As disclosed in the Prospectus, the Fund may invest in certain foreign securities, directly and by purchasing American Depository Receipts ("ADRs"). In addition, the Fund invests in domestic companies that engage in substantial foreign business. Some of the risk factors associated with such investments are described in the Prospectus under "Certain Risk Factors to be Considered--Foreign Securities and ADRs." This information supplements the information about ADRs contained in the Prospectus.

     Generally, ADRs are denominated in United States dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are receipts issued by domestic banks or trust companies evidencing the deposit of a security of a foreign issuer.

     ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Fund will acquire only ADRs issued in sponsored programs.


                             MANAGEMENT OF THE FUND

Directors and Officers
----------------------

     The directors and officers of the Fund are listed below, together with information about their principal business occupations during at least the last five years:


     VAL E. JENSEN<F1>, 68, is President and a director of the Fund. Since 1988, Mr. Jensen has been employed as President and a Managing Director of the Investment Adviser, which managed assets totalling approximately $76 million at June 30, 1997. At August 31, 1997, Mr. Jensen was the beneficial owner of 67.9 percent of the shares of the Investment Adviser. Mr. Jensen was employed as President of Jensen Securities Co., a registered securities brokerage firm, from 1983 to 1990, and as President of Charter Investment Group, a registered securities brokerage firm, from 1977 to 1983. Mr. Jensen has over 30 years of experience in the securities industry, having worked as a trader, broker, underwriter, investment banker, and senior executive in national and regional brokerage firms. Mr. Jensen's business address is 430 Pioneer Tower, 888 S.W. Fifth Avenue, Portland, Oregon 97204-2018.

     GARY W. HIBLER<F1>, Ph.D., 53, is Secretary and a director of the Fund. Dr. Hibler has been employed as a Managing Director of the Investment Adviser since 1991. In May 1994, he also was appointed Secretary of the Investment Adviser. At August 31, 1997, Dr. Hibler was the beneficial owner of 33.5 percent of the outstanding shares of the Investment Adviser. From 1987 to 1991, Dr. Hibler was employed as Director of Operations of several operating units of Nichols Institute, Inc. of San Juan Capistrano, California, a publicly held health care company with $150 million of annual revenues in 1991. From 1974 to 1986, Dr. Hibler was employed as President, Chief Executive Officer and a director of Medlab, Inc. of Portland, Oregon, a clinical laboratory with $6 million of annual revenues in 1986. Dr. Hibler's business address is 430 Pioneer Tower, 888 S.W. Fifth Avenue, Portland, Oregon 97204-2018.


--------------

     <F1> This person is an "interested person" of the Fund, as defined in the
Investment Company Act of 1940, as amended. He receives no director fees, salaries, pension or retirement benefits from the Fund.

     ROBERT F. ZAGUNIS<F1>, 43, is Vice President and a director of the Fund. Mr. Zagunis has been employed as Vice President and Managing Director of the Investment Adviser since January 1993. At August 31, 1997, Mr. Zagunis also was the beneficial owner of 22.1 percent of the outstanding shares of the Investment Adviser. For more than 15 years before joining the Investment Adviser, Mr. Zagunis was employed in various commercial banking positions. He was employed by The Bank of California from 1987 to January 1993, most recently as Vice President and Loan Officer. Mr. Zagunis was on the Finance Committee for the State of Oregon Economic Development Department from 1990 to 1993, serving as its Chair during 1993. Mr. Zagunis' business address is 430 Pioneer Tower, 888 S.W. Fifth Avenue, Portland, Oregon 97204-2018.

     LOUIS B. PERRY, Ph.D.<F2>, 79, is a director of the Fund. Dr. Perry was Chairman of Standard Insurance Company from 1983 to 1985, when he retired, and he was President of that company from 1972 to 1983. From 1959 to 1967, Dr. Perry was President of Whitman College in Walla Walla, Washington. He was an Honorary Overseer of Whitman College from 1967 to 1991, and he has served on its Board of Overseers since 1991. Dr. Perry served as a director of Flight Dynamics, Inc., a manufacturer of instrument panel display devices for commercial aircraft, from 1982 to 1992 and served as a director of the Investment Adviser from January 1991 to April 1992. Dr. Perry's business address is 1585 Gray Lynn Drive, Walla Walla, Washington 99362.

     NORMAN W. ACHEN, J.D.<F3>, 76, is a director of the Fund. He has been the senior member of the health care investment and management consulting firm, The Achen Group, since 1992, and Chairman and Chief Executive Officer of Duplicate Golf, Inc. since 1993. He was a consultant to Nichols Institute, Inc. from 1991 to 1993, and was a director of Nichols Institute from 1981 to 1993. Mr. Achen served as President and Chief Executive Officer of Nichols Institute Regional Laboratories and Treasurer of Nichols Institute between 1985 and 1991. He founded Overland Bank, Temecula, California, in 1982 and served as its Chairman until he retired from that position in 1991. He is Chairman and Chief Executive Officer of International Medical Devices Partners, Inc., where his business address is 43805 Villa del Sur, Temecula, California 92390.


     Each director of the Fund is elected to serve until the director's successor is duly elected and qualifies. The Board of Directors is responsible for the overall management of

--------------
     <F1> Footnote on prior page.

     <F2> Mr. Perry received $7,000 in director fees and $1,016 in expense reimbursements for the fiscal year ended May 31, 1997. He receives no pension or retirement benefits from the Fund.

     <F3> Mr. Achen received $7,000 in director fees and $1,429 in expense reimbursements for the fiscal year ended May 31, 1997. He receives no pension or retirement benefits from the Fund.

the Fund, including the general supervision and review of its investment policies and activities. The Board of Directors elects the officers of the Fund, who are responsible for supervising and administering the Fund's day-to-day operations.


     The Fund's directors and officers who are affiliated with the Investment Adviser are not separately compensated for their services as directors or officers of the Fund. The Fund pays each of its directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), a fee of $5,000 per year, plus $500 for each meeting attended in person and $250 for each telephonic meeting attended. Directors also are reimbursed for any expenses incurred in attending meetings. For the fiscal year ended May 31, 1997, such fees and expenses aggregated $16,445 for the disinterested directors.

     At August 31, 1997, officers and directors of the Fund beneficially owned
10.6 percent of the outstanding shares of the Fund. See "Principal Shareholders" in this SAI.


Investment Adviser
------------------

     Jensen Investment Management, Inc. serves as the Investment Adviser to the Fund. See "The Investment Advisory and Service Contract" in this SAI.

Administrator
-------------


     Firstar Trust Company (the "Administrator") performs certain administrative functions for the Fund in addition to services it provides as the Fund's custodian, transfer agent and dividend disbursing agent. The administrative duties it performs include: (a) compiling data for the Fund; (b) assisting in updating the Fund's prospectus, SAI, proxy statements, if any, and notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; (c) preparing Semiannual Reports on Form N-SAR; (d) preparing and filing all federal and state tax returns and required tax filings, other than those required to be made by the Fund's custodian and transfer agent; (e) preparing compliance filings pursuant to state securities laws; (f) preparing financial statements for the Fund's Annual and Semiannual Reports to Shareholders with the advice of the Fund's auditors, as needed, and assisting in editing these reports if requested by the Investment Adviser; (g) monitoring the Fund's expense accruals; (h) monitoring the Fund's status as a regulated investment company under Subchapter M of the Code; (i) maintaining the Fund's fidelity bond as required by the 1940 Act; (j) periodically monitoring the Fund's compliance with the 1940 Act and the investment limitations of the Fund as set forth in the Fund's Prospectus; and
(k) generally assisting in the Fund's administrative operations.

     For such services, the Administrator receives a monthly fee equal on an annual basis to 0.05 percent of the first $100 million of the Fund's average daily net assets for the year, reduced to 0.04 percent of the Fund's net assets in excess of $100 million and further reduced to 0.03 percent of such net assets in excess of $500 million, subject to an annual minimum of $20,000. The Fund accrued fees of $1,250 for administration services provided by the Administrator for the period May 1, 1995 through May 31, 1995, fees of $14,889 the period June 1, 1995 through May 31, 1996, and fees of $15,001 for the period June 1, 1996 through May 31, 1997.


     The Administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the administration agreement, so long as the Administrator acts in good faith and is not negligent or guilty of any willful misconduct. The administration agreement continues in effect from year-to-year; however, the agreement may be terminated by the Fund or by the Administrator without penalty after upon at least 90 days' written notice.


     Before May 1995, the Fund retained Sunstone Financial Group, Inc. to perform certain administrative functions for the Fund (the "Prior
Administrator"). For services provided by the Prior Administrator under the administration agreement for the period June 1, 1994 through April 30, 1995, fees paid by the Fund totaled $12,871.



                  THE INVESTMENT ADVISORY AND SERVICE CONTRACT

General
-------

     Jensen Investment Management, Inc. serves as Investment Adviser to the Fund pursuant to a Restated Investment Advisory and Service Contract dated July 13, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Investment Adviser reviews the portfolio of securities and investments in the Fund, and advises and assists the Fund with respect to the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of the Fund. The Investment Adviser also is responsible for placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by the Investment Adviser. See "Portfolio Transactions" in this SAI. Additional information about the services provided by the Investment Adviser to the Fund is described under "Management of the Fund" in the Fund's Prospectus.

     As compensation for its services under the Advisory Agreement, the Investment Adviser receives a monthly fee at the annual rate of 0.50 percent of the average daily net assets of the Fund. Except for the expenses paid by the Investment Adviser (which are described in the Fund's Prospectus), the Fund bears all costs of its operations. The Investment Adviser has guaranteed that the expenses payable by the Fund will not exceed certain specified limits, as described in the Prospectus. Accordingly, the Investment Adviser may be required to reimburse certain expenses paid by the Fund or, alternatively, the Investment Adviser may waive a portion of its management fee. In addition, at its discretion, the Investment Adviser may voluntarily reduce its management fee or reimburse the Fund for certain expenses in order to keep the Fund's expenses at levels competitive with other funds. For the period from August 3, 1992 (commencement of operations) through May 31, 1993, the Investment Adviser voluntarily reimbursed the Fund for $33,114 of expenses the Fund had paid to third parties, and the Investment Adviser voluntarily waived all of its management fee for the period ($28,068). During the fiscal years ended May 31, 1994 and 1995 the Investment Adviser voluntarily reimbursed the Fund for $8,771 and $5,152 of expenses the Fund had paid to third parties, respectively. The Investment Advisor also voluntarily waived all of its management fee for each of 1994 and 1995 ($45,710 and $45,737 respectively), $30,602 of its management fee for 1996, and $4,043 of its management fee for 1997.


     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Investment Adviser is not liable for any act or omission in the course of, or in connection with, the rendering of services under the Advisory Agreement. The Advisory Agreement does not restrict the ability of the Investment Adviser to act as investment adviser for any other person, firm or corporation, and the Investment Adviser advises other individual and institutional investors. The Investment Adviser does not advise any other mutual fund.

     The Advisory Agreement continues in effect from year-to-year, if such continuance is approved annually by (1) the Board of Directors of the Fund, or
(2) a vote of the majority of the outstanding voting shares of the Fund. In either event, continuance must also be approved by a majority of the Board of Directors who are not "interested persons" of the Fund (as defined in the 1940
Act) by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on not less than 60 days' written notice by the Board of Directors of the Fund, by vote of the majority of the outstanding voting shares of the Fund, or upon not less than 60 days' written notice by the Investment Adviser. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act). In addition, the Advisory Agreement provides that, in the event of a material change in the management or ownership of the Investment Adviser, whether caused by death, disability or other reason, the Fund's Board of Directors is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. In such event, the Advisory Agreement may be terminated without any prior notice.

     The Advisory Agreement reserves to the Investment Adviser the right to grant the use of a name similar to the Fund's name to another investment company or business enterprise without approval of the Fund's shareholders and reserves the right of the Investment Adviser to withdraw from the Fund the use of the Fund's name. However, if the Investment Adviser chooses to withdraw from the Fund the use of the Fund's name, at the time of such withdrawal, the Investment Adviser would have to submit to the Fund's shareholders the question of whether they wish to continue the Advisory Agreement.

     As used in this SAI and in the Fund's Prospectus, when referring to approval of the Advisory Agreement to be obtained from shareholders of the Fund, the term "majority" means the vote, at any meeting of the shareholders, of the lesser of (1) 67 percent or more of the shares present at such meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or
(2) more than 50 percent of the outstanding shares.




Management of the Investment Adviser
------------------------------------

     Val E. Jensen, Gary W. Hibler and Robert F. Zagunis are officers and directors of the Investment Adviser. See "Management of the Fund" in this SAI for information about them. Additional directors of the Investment Adviser are listed below, together with information about their principal business occupations during at least the last five years.


     MARY ELLEN JENSEN, 66, has been employed as Director of Operations of the Investment Adviser since 1990. At August 31, 1997, Mrs. Jensen, together with her husband, Val E. Jensen, beneficially owned 67.9 percent of the outstanding shares of the Investment Adviser. Mrs. Jensen was employed as Director of Operations of Jensen Securities Co. from 1983 to 1990. She was employed as a pharmacist by Pay Less Drug Company from 1975 to 1982. Mrs. Jensen earned her B.S. degree in pharmacy from Washington State University in 1953.

     MARGARET HELEN NEBOLON, 67, has served as a director of the Investment Adviser since 1991. At August 31, 1997, Mrs. Nebolon also was the beneficial owner of 3.5 percent of the outstanding shares of the Investment Adviser. Mrs. Nebolon is Val Jensen's sister. Mrs. Nebolon earned her B.A. degree in English from Washington State University in 1952.



                             PORTFOLIO TRANSACTIONS

General Considerations
----------------------

     The Investment Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. When placing purchase and sale orders, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account all factors it deems relevant, including, by way of illustration, price (including the applicable brokerage commission or dealer spread); the size of the transaction; the nature of the market for the security; the difficulty of execution; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker involved; and the quality of service rendered by the broker in other transactions. The Fund does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. However, the Investment Adviser has selected a broker through which most of its transactions are effected. Insofar as is known to management, no director or officer of the Fund has any material direct or indirect interest in any broker that will effect portfolio securities on behalf of the Fund. During the fiscal years ended May 31,

1994, 1995, 1996, and 1997 the Fund paid brokerage commissions totaling $972, $1,291, $4,834, and $3,459, respectively. The Fund's investment philosophy generally results in a low portfolio turnover rate, since there are relatively few portfolio transactions during any period, other than those required by the purchase or sale of Fund shares.


     Although the Investment Adviser may place brokerage business with firms that provide research, market and statistical services to the Investment Adviser, the Fund will not pay any such broker an amount of commission for effecting a securities transaction in excess of the amount of commission that such broker would have received if such research services had not been provided. Similarly, the Fund will not "pay-up" for research services in principal transactions. In other words, the Investment Adviser does not engage in any "soft-dollar" arrangements.

     Even though investment decisions for the Fund are made independently from those of other accounts managed by the Investment Adviser, securities of the same issuer may be purchased, held or sold by the Fund and the other accounts, because the same security may be suitable for all of them. When the Fund and such other accounts are simultaneously engaged in the purchase or sale of the same security, efforts will be made to allocate price and amounts in an equitable manner. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, it is believed that coordination and the ability to participate in larger transactions will be beneficial to the Fund.

Portfolio Turnover
------------------

     The Fund purchases portfolio securities with the expectation of holding them for long-term appreciation. The Fund will not sell its position in a portfolio company unless the Investment Adviser determines that: (i) the portfolio company should be replaced with another qualifying security that has a higher "opportunity factor" (as described in the Fund's Prospectus) or (ii) the issuer no longer meets one or more of the investment criteria specified in the Fund's Prospectus, unless such failure is due to an extraordinary situation that the Investment Advisor believes will not have a material adverse impact on the company's operating performance. Therefore, the Fund does not expect its annual portfolio turnover generally to exceed 20 percent. However, the turnover rate could be significantly higher or lower depending on the performance of the portfolio companies, the number of shares of the Fund that are redeemed, or other external factors outside the control of the Fund and the Investment Adviser.


     In computing the portfolio turnover rate, all securities whose maturity or expiration dates at the time of acquisition was one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. For the fiscal year ended May 31, 1997, the Fund's portfolio turnover rate was 24.5 percent. For the fiscal year ended May

31, 1996, the Fund's portfolio turnover rate was 47.9 percent, due principally to the restructuring of a portion of the Fund's portfolio.



                     PURCHASE AND REDEMPTION OF FUND SHARES

     Information concerning the purchase and redemption of the Fund's shares is set forth under "Purchase of Shares" and "Redemption of Shares" in the Fund's Prospectus.

     Shares are directly sold by the Fund on a continuous basis. Shares also may be purchased or sold through certain broker-dealers, financial institutions or other service providers, as described in the Fund's Prospectus. The Fund does not charge any sales load or commission in connection with the purchase of shares.

     The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or determination of the net asset value (the "NAV") of the Fund's shares not reasonably practicable.

     Neither the Fund, the Investment Adviser nor the Transfer Agent will be liable for any loss or expense of effecting redemptions upon any instructions believed by them to be genuine and in accordance with the procedures described in the Fund's Prospectus.


                                 NET ASSET VALUE

     As indicated in the Fund's Prospectus, the Fund's NAV per share for the purpose of pricing purchase and redemption orders is determined as of the close of business on the NYSE (currently, 4 p.m. Eastern time) on each day the NYSE is open for trading. NAV will not be determined on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund's NAV per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily as is practicable. Dividends receivable are treated as assets from the date on which securities go ex-dividend and interest on bonds is accrued daily.

     Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at the average of the last available bid and asked prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the average of the current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser by or under the direction of the Fund's Board of Directors. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.


                                      TAXES

General
-------


     The Fund expects to qualify continuously as a regulated investment company under Part I of Subchapter M of the Code. To qualify as a regulated investment company, the Fund must satisfy certain gross income tests and certain diversification tests. Generally, shareholders of the Fund will be subject to federal income tax with respect to distributions from the Fund. The Fund will not be subject to federal income tax, however, to the extent the Fund distributes its net investment income and net capital gain to its shareholders.


Tax Status of Fund
------------------


     To qualify as a regulated investment company for any taxable year, the Fund must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gain from sale or other disposition of stock or securities, and certain other types of income (the "90 Percent Test"); (b) derive less than 30 percent of its gross income from sale or other disposition of certain assets held less than three months, including stock or securities (the "30 Percent Test"); and (c) diversify its holdings so that, at the end of each fiscal quarter: (i) the Fund holds cash, government securities and securities of other regulated investment companies and other securities that represent at least 50 percent of the value of all Fund assets, (ii) the other securities of any one issuer constitute no more than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of the issuer, and (iii) no more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain other criteria. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     The Taxpayer Relief Act of 1997 repealed the 30 Percent Test, effective for taxable years beginning after August 5, 1997, the date of enactment of that Act. Accordingly, the Fund intends and expects to satisfy the 30 Percent Test for the remainder of its taxable year ending May 31, 1998. However, the Fund will not be required to satisfy the 30 Percent Test for the taxable year beginning June 1, 1998 or for subsequent years.

     Generally, to qualify for flow-through tax treatment the Fund must distribute at least 90 percent of its "investment company taxable income" (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) computed without any deduction for dividends paid.

     A regulated investment company, such as the Fund, that meets the requirements described above is taxed on its investment company taxable income, to the extent such income is not distributed to the shareholders of the Fund. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate rates.

     If the Fund retains any net long-term capital gain in excess of net short-term capital loss and pays federal income tax on such excess, it may elect to treat such capital gain as having been distributed to shareholders. If the Fund so elects, shareholders will be taxed on such amounts as long-term capital gain, may claim their proportionate share of the federal income tax paid by the Fund on such gain as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by 65 percent of their pro rated shares of such undistributed gain.

     The Fund may be liable for a special tax if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     If the Fund were unable to continue to qualify as a regulated investment company for any reason, it would become liable for federal income tax on its net income (and, possibly, other taxes) for the taxable year or years in which it fails to qualify. Moreover, distributions to shareholders for such period(s) would be treated as dividends taxable as ordinary income (to the extent of the Fund's current and accumulated earnings and profits) even though all or part of such distributions might have qualified for treatment as long-term capital gain to shareholders had the Fund continued to qualify as a regulated investment company. In addition, to requalify as a regulated investment company, the Fund would be required to distribute all of its earnings for the period(s) during which it did not so qualify and, in some circumstances, the Fund might be required to recognize gain and pay tax on the net appreciation in its portfolio as of the time immediately before it requalifies as a regulated investment company.

     There can be no assurance that the requirements for regulated investment company treatment will be met by the Fund in all possible circumstances.

Distributions
-------------


     Distributions paid out of the Fund's investment company taxable income are taxable to shareholders as ordinary income. Because a portion of the Fund's income may consist of dividends paid by U.S. corporations, a portion of the distributions paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund. For noncorporate taxpayers, the highest rate that applies to long-term capital gain is significantly lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of such shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. The Code contains special rules on the computation of a shareholder's holding period for this purpose.

     Distributions will be taxable as described above, whether paid in shares or in cash. Each distribution will be accompanied by a brief explanation of the form and character of the distribution. Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.

     A distribution may be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This is more likely when shares are purchased shortly before an annual distribution of capital gain or other earnings.


Other Considerations
--------------------


     Generally, the Fund must obtain from each shareholder a certification of the shareholder's taxpayer identification number and certain other information. The Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which may then be closed. Any such closure of the account may result in a capital gain or loss to the shareholder.

     If the Fund declares a dividend in October, November or December payable to the shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of the taxpayer's adjusted gross income. The limit on miscellaneous itemized deductions does not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

     A redemption of shares of the Fund may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares.

Additional Information
----------------------


     The foregoing summary (and the summary included in the Prospectus under "Dividends, Distributions and Taxes") of tax consequences of investment in the Fund is necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which these summaries are based are subject to prospective or retroactive change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund should consult their own tax advisers regarding federal, state or local tax matters.

                             PRINCIPAL SHAREHOLDERS

     The following table shows the ownership of shares of the Fund on August 31, 1997 by each person who was known by the Fund to own of record or beneficially 5 percent or more of the shares of the Fund and by the officers and directors of the Fund as a group:

    Name and Address of                       Number of      Approximate Percentage of
     Beneficial Owner                           Shares           Outstanding Shares
    -------------------                       ---------      -------------------------
Donaldson, Lufkin & Jenrette<F1>               170,483                  16.8%
Jersey City, NJ

Douglas Walta<F2>                              105,342                  10.4%
Portland, Oregon

Richard L. Knipe<F3>                           101,602                  10.0%
Alamo, California

Louis B. Perry<F4>                              58,592                   5.8%
Walla Walla, Washington

Richard Perry<F5>                               54,857                   5.4%
Walla Walla, Washington

All officers and directors as a group          107,449                  10.6%
(5 persons)


--------------

<F1> All shares reported are owned of record only.


<F2> Of the shares reported, Dr. Walta is the record and beneficial owner 2,345 shares, and the beneficial owner only of an additional 102,997, of which 66,978 shares are held in trust under an agreement with G.I. Clinic for the benefit of Dr. Walta. The shares reported also include 2,508 shares owned by Dr. Walta's daughter, in which Dr. Walta disclaims any beneficial interest.


<F3> All shares reported are owned of record and beneficially.


<F4> Of the shares reported, 35,018 are owned of record and beneficially by Dr.
Perry. The shares reported also include 23,574 shares owned of record and beneficially by Dr. Perry's wife, in which Dr. Perry disclaims any beneficial ownership.

<F5> Of the shares reported, 52,860 are owned of record and beneficially by Mr.
Perry. The shares reported also include 1,997 shares owned of record and beneficially by Mr. Perry's wife, in which Mr. Perry disclaims any beneficial ownership.


                             PERFORMANCE INFORMATION

     The Fund's Prospectus contains a brief description of how performance is calculated.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.


     The Fund's total return for the fiscal year ended May 31, 1997 was 22.56 percent. The Fund's average annual total return from August 3, 1992 (commencement of operations) to May 31, 1997 was 9.80 percent.



                            MISCELLANEOUS INFORMATION

General
-------

     The Fund was incorporated under Oregon law on April 17, 1992. The Fund has an authorized capital of 100,000,000 shares of Common Stock, par value $.001 per share. All shares are of the same class. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders vote on the election of directors when required by the 1940 Act and on any other matter properly submitted to a shareholder vote. Shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

Limitation of Director Liability
--------------------------------

     The Fund's Articles of Incorporation and Bylaws include provisions that limit the personal liability of the Fund's directors to the Fund or its shareholders for monetary damages for conduct as a director. The provisions eliminate such liability to the fullest extent permitted by law. Oregon law permits elimination of such liability, except in the following cases: (i) any breach of the director's duty of loyalty to the Fund or its shareholders; (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law; (iii) any unlawful distribution, as defined by Oregon law; or (iv) any transaction from which the director derived an improper personal benefit. The general effect of the provisions is to eliminate monetary damages as one of the remedies available to shareholders for enforcement of a director's duty of care. As a result, shareholders may be left without any means to recover a loss suffered as a result of the negligence or gross negligence of directors in discharging their duty of care.

Indemnification
---------------

     The Fund's Articles of Incorporation and Bylaws provide for the indemnification of any person, to the fullest extent permitted by law, for all liabilities (including attorney fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with any actual or threatened proceeding (including, to the extent permitted by law, any derivative action) by reason of the fact that the person is or was serving as a director or officer of the Fund. The indemnity does not cover liability arising out of a breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, acts in which an improper personal benefit is derived, the unlawful payment of dividends or purchases of stock, or if a court determines that such indemnification is not lawful.

Independent Accountants
-----------------------


     Coopers & Lybrand L.L.P., Portland, Oregon, has been selected as independent accountants for the Fund for its fiscal year ending May 31, 1998. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants will review certain of the Fund's filings with the SEC.


Custodian, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------

     Firstar Trust Company serves as the custodian of the Fund's cash and securities and as the Fund's transfer agent and dividend disbursing agent (the "Transfer Agent"). The Transfer Agent processes requests for the purchase or redemption of the Fund's shares, sends statements of ownership to shareholders, and performs other administrative duties on behalf of the Fund. The Transfer Agent does not play any role in establishing the investment policies of the Fund or in determining which securities are to be purchased or sold by the Fund. All fees and expenses of the Transfer Agent are paid by the Fund. For its custodial services to the Fund, the Transfer Agent receives monthly fees based upon the Fund's month-end, aggregate NAV, plus certain charges for securities transactions. For its services as transfer agent and dividend disbursing agent, the Transfer Agent receives fees from the Fund based upon the number of shareholder accounts maintained and the number of transactions effected. The Transfer Agent is also reimbursed by the Fund for out-of-pocket expenses.

     Firstar Trust Company also serves as the Administrator to the Fund. The fees paid for the administrative services it performs are described under "Management of the Fund--Administrator" in this SAI.

Registration Statement
----------------------

     This SAI and the Fund's Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the shares offered hereby. Certain portions of the Registration Statement have been omitted from the Prospectus and SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the Registration Statement, including exhibits, and each such statement is qualified in all respects by this reference.

Financial Statements
--------------------


     The audited financial statements of the Fund for the fiscal year ended May 31, 1997, and the report of the Fund's independent accountants in connection therewith, are included in the Fund's 1997 Annual Report to Shareholders, which is incorporated by reference into this SAI. A copy of the Annual Report to Shareholders may be obtained from the Fund upon request and without charge.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

     Prime 1 (P-1) and A-1 are the highest commercial paper ratings issued by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S & P"), respectively.

Description of Moody's Commercial Paper Ratings
-----------------------------------------------

     Issuers within the Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of certain factors. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations.

Description of S&P's Commercial Paper Ratings
---------------------------------------------

     Commercial paper rated A by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt should be rated A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry should be well established and the issuer should have a strong position in the industry, and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by the use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

                           THE JENSEN PORTFOLIO, INC.

                                     PART C

                              -------------------

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Index to Financial Statements.

     The following financial statements of the Registrant are included in Part A of the Registration Statement (the "Prospectus"):
                                                                            Page


         Financial Highlights                                                 2

     The following audited financial statements of the Registrant are included in the Registrant's 1997 Annual Report to Shareholders (which is included as Exhibit 12 to the Registration Statement) and are incorporated by reference into Part B of the Registration Statement (the "Statement of Additional Information") on page 19:

     Independent Accountant's Report                                           3
     Statement of Assets and Liabilities at May 31, 1997                       4
     Schedule of Investments at May 31, 1997                                   4
     Statement of Operations for the year ended May 31, 1997                   6
     Statement of Changes in Net Assets for the years ended
          May 31, 1997 and 1996                                                6
     Financial Highlights for the fiscal years ended May 31, 1997,
          1996, 1995, 1994 and for the period from August 3, 1992
          through May 31, 1993                                                 7
     Notes to the Financial Statements                                         8


(b)  Exhibits:

     (1)    Registrant's Articles of Incorporation.<F1>

     (2)    Registrant's Restated Bylaws.<F5>

     (4)a   Stock certificates will not be issued.

     (4)b   Registrant's Articles of Incorporation. (See Exhibit
            24(b)(1)).<F1>

     (4)c   Registrant's Restated Bylaws. (See Exhibit 24(b)(2)).<F5>

--------------

[Footnotes are on the following page.]

     (5)    Restated Investment Advisory and Service Contract.<F4>

     (8)    Form of Custodian Agreement.<F1>

     (9)a   Form of Transfer Agent Agreement.<F1>

     (9)b   Form of Fund Accounting Servicing Agreement.<F1>

     (9)c   Fund Administration Servicing Agreement.<F5>

     (10)   Opinion and Consent of Legal Counsel to Registrant.<F3>

     (11)a  Consent of Coopers & Lybrand L.L.P.

     (11)b  Consent of Deloitte & Touche LLP.


     (12)   1997 Annual Report to Shareholders.


     (13) Written assurances from Registrant's initial shareholders that their purchases were made for investment purposes without any present intention of redeeming or reselling.<F3>

     (14) Model Plan used in establishment of individual retirement plan, instructions thereto and other documents making up the Model Plan.<F2>

     (17)   Financial Data Schedule.

--------------

<F1> Incorporated by reference to the original Registration Statement.

<F2> Incorporated by reference to Pre-Effective Amendment No. 1 to the
     Registration Statement.

<F3> Incorporated by reference to Pre-Effective Amendment No. 2 to the
     Registration Statement.

<F4> Incorporated by reference to the definitive proxy material filed in connection with Registrant's annual shareholder meeting held on September 21, 1993.

<F5> Incorporated by reference to Post-Effective Amendment No. 4 to the
     Registration Statement.

Item 25.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

     Registrant does not have any subsidiaries and does not control any other company or person. The directors and officers of Registrant are: Val E. Jensen (President and director),

Gary W. Hibler (Secretary and director), Robert F. Zagunis (Vice President and director), Louis B. Perry (director), and Norman W. Achen (director). At August 31, 1997, 107,449 of Registrant's shares (or 10.6 percent) were beneficially owned by the officers and directors of Registrant. See "Principal Shareholders" in the Statement of Additional Information.

     Jensen Investment Management, Inc., an Oregon corporation that acts as the investment adviser to Registrant (the "Investment Adviser"), is controlled by Val E. Jensen (President, Managing Director and beneficial owner of 67.9 percent of the outstanding shares), Gary W. Hibler (Secretary, Managing Director and beneficial owner of 33.5 percent of the outstanding shares), Robert Zagunis (Vice President, Managing Director and beneficial owner of 22.1 percent of the outstanding shares), Mary Ellen Jensen (Director of Operations, director and beneficial owner of 67.9 percent of the outstanding shares), and Margaret Helen Nebolon (director and beneficial owner of 3.5 percent of the outstanding shares).


     Val E. Jensen and Mary Ellen Jensen are married to each other. Margaret Helen Nebolon is Mr. Jensen's sister.

Item 26.  Number of Holders of Securities
          -------------------------------

                                                Number of Record Holders
          Title of Class                          as of August 31, 1997
          --------------                        -----------------------

          Common Stock, $0.001 par value                   117



Item 27.  Indemnification
          ---------------

     The information called for by Item 27 is included in the original Registration Statement, commencing on page C-3, and is incorporated herein by reference.


Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     The information called for by Item 28 is included in Post-Effective Amendment No. 3, commencing on page C-3, and is incorporated herein by reference.


Item 29.  Principal Underwriter
          ---------------------

     Not applicable.

Item 30.  Location of Accounts and Records
          --------------------------------

     The information called for by Item 30 is included in Post-Effective Amendment No. 1 to the Registration Statement, on page C-5, and is incorporated herein by reference.


Item 31.  Management Services
          -------------------

     Not applicable.


Item 32.  Undertakings
          ------------

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                         -------------------

                              SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 6 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Portland, Oregon on September 25, 1997.


                                       THE JENSEN PORTFOLIO, INC.


                                       By VAL E. JENSEN
                                          --------------------------------------
                                          Val E. Jensen, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 25, 1997 by the following persons in the capacities indicated.


(1)  Principal Executive Officer:


     VAL E. JENSEN                          President and Director
     ----------------------------------
     Val E. Jensen

(2)  Principal Accounting and
     Financial Officer:


     GARY W. HIBLER                         Secretary and Director
     ----------------------------------
     Gary W. Hibler


(3)  Directors:


     VAL E. JENSEN                          Director
     ----------------------------------
     Val E. Jensen


     GARY W. HIBLER                         Director
     ----------------------------------
     Gary W. Hibler


     ROBERT F. ZAGUNIS*                     Director
     ----------------------------------
     Robert F. Zagunis


     LOUIS B. PERRY*                        Director
     ----------------------------------
     Louis B. Perry


     NORMAN W. ACHEN*                       Director
     ----------------------------------
     Norman W. Achen


*By  VAL E. JENSEN
     ----------------------------------
     Val E. Jensen, Attorney-in-Fact
     (filed for Messrs. Perry and Achen
     with original Registration Statement;
     filed for Mr. Zagunis with
     Post-Effective Amendment No. 2)

================================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    EXHIBITS

                                       TO


                         POST-EFFECTIVE AMENDMENT NO. 6


                                       TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                         THE INVESTMENT COMPANY OF 1940






                           THE JENSEN PORTFOLIO, INC.
             (Exact name of registrant as specified in its charter)

================================================================================

                                  EXHIBIT INDEX

Exhibit
-------

(1)    Registrant's Articles of Incorporation.<F1>

(2)    Registrant's Restated Bylaws.<F5>

(4)a   Stock certificates will not be issued.

(4)b   Registrant's Articles of Incorporation. (See Exhibit (1)).<F1>

(4)c   Registrant's Restated Bylaws. (See Exhibit (2)).<F5>

(5)    Restated Investment Advisory and Service Contract.<F4>

(8)    Form of Custodian Agreement.<F1>

(9)a   Form of Transfer Agent Agreement.<F1>

(9)b   Form of Fund Accounting Servicing Agreement.<F1>

(9)c   Fund Administration Servicing Agreement.<F5>

(10)   Opinion and Consent of Legal Counsel to Registrant.<F3>

(11)a  Consent of Coopers & Lybrand L.L.P.

(11)b  Consent of Deloitte & Touche LLP.


(12)   1997 Annual Report to Shareholders.


(13) Written assurances from Registrant's initial shareholders that their purchases were made for investment purposes without any present intention of redeeming or reselling.<F3>

(14) Model Plan used in establishment of individual retirement plan, instructions thereto and other documents making up the Model Plan.<F2>

(17)   Financial Data Schedule

--------------

[Footnotes are on the following page.]

<F1>   Incorporated by reference to the original Registration Statement.

<F2>   Incorporated by reference to Pre-Effective Amendment No. 1 to the
       Registration Statement.

<F3>   Incorporated by reference to Pre-Effective Amendment No. 2 to the
       Registration Statement.

<F4>   Incorporated by reference to the definitive proxy material filed in connection with Registrant's annual shareholder meeting held on September 21, 1993.

<F5>   Incorporated by reference to Post-Effective Amendment No. 4 to the
       Registration Statement.